Finance Lease Right-of-Use Assets, Net (Tables)	6 Months Ended
Dec. 31, 2022
Finance Lease Right of Use Assets [Abstract]
Schedule of finance lease right -of-use assets
	June 30, 2022	Increase/ (Decrease)	Exchange rate translation	December 31, 2022
Company vehicles	$1,788,003	$-	$(65,004)	$1,722,999
Total right-of-use assets, at cost	1,788,003	-	(65,004)	1,722,999
Less: accumulated amortization	(670,501)	(85,608)	23,835	(732,274)
Right-of-use assets, net	$1,117,502	$(85,608)	$(41,169)	$990,725